                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          UNIVERSAL FOODS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          UNIVERSAL FOODS CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

LOGO                      UNIVERSAL FOODS CORPORATION
                           433 EAST MICHIGAN STREET
                          MILWAUKEE, WISCONSIN 53202

                           NOTICE OF ANNUAL MEETING
                          TO BE HELD JANUARY 25, 1996

To the Shareholders of
Universal Foods Corporation:

  NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders ("Meeting") of Universal Foods Corporation, a Wisconsin corporation ("Company"), will be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 25, 1996, at 2:00 p.m., Central Standard Time, for the following purposes:

    1. To elect three directors of the Company as described in the Proxy Statement.

    2. To ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditor of the Company for fiscal 1996.

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on December 1, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

  We encourage you to attend the Meeting and vote your shares in person. However, if you are unable to attend the Meeting, please complete the enclosed proxy card and return it promptly using the envelope provided so that your shares will be represented at the Meeting. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned. Your attention is directed to the attached proxy statement and accompanying proxy.

                                          On Behalf of the Board of Directors

                                          Terrence M. O'Reilly
                                          Secretary

Milwaukee, Wisconsin
December 15, 1995

                          UNIVERSAL FOODS CORPORATION
                           433 EAST MICHIGAN STREET
                          MILWAUKEE, WISCONSIN 53202
                                (414) 271-6755

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 25, 1996

                               ----------------

                                    GENERAL

  This proxy statement and accompanying proxy are first being furnished to the shareholders of Universal Foods Corporation, a Wisconsin corporation ("Company"), beginning on or about December 15, 1995 in connection with the solicitation by the Board of Directors of the Company ("Board") of proxies for use at the Company's 1996 Annual Meeting of Shareholders to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 25, 1996, at 2:00 p.m., Central Standard Time, and at any adjournments thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this proxy statement.

  Accompanying this proxy statement are a Notice of Annual Meeting of Shareholders and a form of proxy for the Meeting solicited by the Board. The Annual Report to Shareholders, which also accompanies this proxy statement, contains financial statements for the three years ended September 30, 1995, and certain other information concerning the Company. The Annual Report and such financial statements are neither a part of this proxy statement nor incorporated herein by reference.

  Only holders of record of the Company's Common Stock ("Common Stock") as of the close of business on December 1, 1995 are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 26,113,937 shares of Common Stock outstanding, each of which is entitled to one vote per share for each proposal submitted for shareholder consideration at the Meeting.

  A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the shares represented thereby will be voted FOR the Board's three nominees for director, FOR ratification of the Board's selection of the Company's 1996 independent auditor and on such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy. The proxy may be revoked at any time before it is exercised, and any Shareholder attending the Meeting may vote in person whether or not the Shareholder has previously filed a proxy. Presence at the Meeting by a Shareholder who has signed a proxy does not in itself revoke the proxy. Any Shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice thereof to the Secretary in writing. The shares represented by all properly executed proxies received prior to the Meeting will be voted as directed by the Shareholders.

  The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person, by telephone or by telegram. The Company will use the services of D. F. King & Co., Inc., New York, to aid in the solicitation of proxies. Their charges will be $7000 plus reasonable expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners.

                             ELECTION OF DIRECTORS

  The Board of Directors presently consists of thirteen members divided into three classes. One class is elected each year to serve for a term of three years. Three directors are to be elected at the Meeting, all of whom are currently directors of the Company. Incumbent directors John L. Murray and Dr. Olan D. Forker are retiring at the end of their terms, which expire at the Meeting. Mr. Murray served as a director for 25 years and Dr. Forker served as a director for 22 years. In connection therewith, the Board has approved an amendment to the Company's By-laws, effective January 25, 1996, to reduce the authorized number of directors from thirteen to eleven and to limit to two the number of directors who may be simultaneously employed as officers of the Company. The remaining eight directors will continue to serve in accordance with their previous elections.

  It is intended that the persons named as proxies in the accompanying proxy will vote FOR the election of the Board's three nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxies otherwise voted in favor of the Board's three nominees or which do not contain any instructions will be voted FOR the election of such other person as the Board may recommend. Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares of Common Stock which are not voted on this matter at the Meeting, whether by abstention, broker nonvote or otherwise, will have no effect on the election of directors at the Meeting.

  Pursuant to the Company's By-laws, written notice of other qualifying nominations by Shareholders for election to the Board must have been received by the Secretary no later than December 6, 1995. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by Shareholders at the Meeting.

  Set forth below is certain information about the Board's nominees for director and the eight continuing members.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                          TERM EXPIRING JANUARY, 1999

                                                                     YEAR FIRST
                                          POSITION WITH COMPANY       ELECTED
                 NAME AND AGE              OR OTHER OCCUPATION        DIRECTOR
                 ------------             ---------------------      ----------

-----
PHOTO    JAMES-L.-FORBES-             President, Chief Executive        1989
-----    C, E, F...................63 Officer and Director of Bad-
                                      ger Meter, Inc., a manufac-
                                      turer and marketer of flow
                                      measurement products; Direc-
                                      tor of Blue Cross & Blue
                                      Shield United of Wisconsin,
                                      United Wisconsin Services,
                                      Inc., Firstar Trust Company,
                                      Firstar Corporation and The
                                      Columbia Health Systems,
                                      Inc.
-----
PHOTO    JAMES H. KEYES               Chairman of the Board and         1990
-----    A, C......................55 Chief Executive Officer of
                                      Johnson Controls, Inc., a
                                      supplier of automated build-
                                      ing controls, automotive
                                      seating, batteries and plas-
                                      tic packaging; Director of
                                      LSI Logic Corporation,
                                      Firstar Corporation, Firstar
                                      Trust Company and Firstar
                                      Bank Milwaukee, N.A.
-----
PHOTO    DR. CAROL I. WASLIEN GHAZAII Professor and Chair, Public       1981
-----    N, S......................55 Health Sciences, School of
                                      Public Health, University of
                                      Hawaii

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                           TERM EXPIRING JANUARY 1998

                                                                     YEAR FIRST
                                      POSITION WITH COMPANY           ELECTED
             NAME AND AGE              OR OTHER OCCUPATION            DIRECTOR
             ------------             ---------------------          ----------

-----
PHOTO    MICHAEL-E.-BATTEN-   Chairman of the Board and Chief Execu-    1980
-----    C, F..............55 tive Officer, Twin Disc, Inc., a manu-
                              facturer of transmission components;
                              Director of Briggs & Stratton Corpora-
                              tion, Firstar Corporation, Walker
                              Forge, Inc. and Simpson Industries
-----
PHOTO    GUY A. OSBORN        Chairman and Chief Executive Officer      1983
-----    E.................59 of the Company; Director of WICOR,
                              Inc., Wisconsin Gas Company, Firstar
                              Corporation, Firstar Bank Milwaukee,
                              N.A., Fleming Companies, Inc. and
                              Northwestern Mutual Life Insurance
                              Company
-----
PHOTO    WILLIAM U. PARFET    President and Chief Executive Officer     1993
-----    C, F..............49 of Richard-Allan Medical Industries, a
                              manufacturer of surgical equipment and
                              medical supplies; Director of The
                              Upjohn Company, Old Kent Financial
                              Corporation, CMS Energy Corporation,
                              Stryker Corporation, Flint Ink, Corp.
                              and The Bissell Co. (1)
-----
PHOTO    ESSIE WHITELAW       President and Chief Operating Officer     1993
-----    A, N..............47 of Blue Cross & Blue Shield United of
                              Wisconsin, a comprehensive health in-
                              surer, since 1992; Director of WICOR,
                              Inc. (2)

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          TERM EXPIRING JANUARY 1997

                                                                     YEAR FIRST
                                      POSITION WITH COMPANY           ELECTED
             NAME AND AGE              OR OTHER OCCUPATION            DIRECTOR
             ------------             ---------------------          ----------

-----
PHOTO    JOHN-F.-BERGSTROM-   President and Chief Executive Officer     1994
-----    F, N..............49 of Bergstrom Corporation, which owns
                              automotive dealerships, hotels and
                              commercial real estate; Director of
                              Wisconsin Energy Corporation, Kimber-
                              ly-Clark Corporation, Midwest Express
                              Airlines and First National Bank-Fox
                              Valley
-----
PHOTO    LEON T. KENDALL      Retired Chairman of the Board, MGIC, a    1985
-----    A, E..............67 mortgage insurer; Professor of Finance and Real Estate, Kellogg Graduate
                              School of Management, Northwestern
                              University; Director of Avatar Hold-
                              ings Corp., Asset Management Funds,
                              Inc. and Chicago Board Options Ex-
                              change
-----
PHOTO    KENNETH P. MANNING   President and Chief Operating Officer     1989
-----    E, S..............53 of the Company; Director of Firstar
                              Trust Company

-----
PHOTO    CHARLES S. MCNEER    Retired Chairman of the Board and         1987
-----    E, N..............69 Chief Executive Officer, Wisconsin En-
                              ergy Corporation, a supplier of elec-
                              tric, gas and real estate development
                              services

--------
  A--Audit Committee                     F--Finance Committee
  C--Compensation and Development Committee
                                         N--Nominating Committee
  E--Executive Committee                 S--Scientific Advisory Committee

(1) Mr. William U. Parfet served as Corporate Vice President and Treasurer of The Upjohn Company from July, 1984 until January, 1988, and was Corporate Vice President for Consumer Products, HealthCare Services & Pharmaceutical Strategic Planning until January, 1989. He served as Executive Vice President from January, 1989 until January, 1991, when he was elected President. In April, 1993, he was also elected Vice Chairman. He resigned as President and Vice Chairman, effective September 30, 1993.

(2) Prior to 1992, Ms. Whitelaw served as Vice President, Southeastern Region of Blue Cross & Blue Shield United of Wisconsin.

  All other nominees and directors continuing in office have been employed in their current executive positions or otherwise have served in executive officer positions with the listed organizations for more than five years. No director, nominee for director or executive officer had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary during the 1995 fiscal year nor in any such proposed transaction.

  The Board of Directors met five times during fiscal 1995, and each director, except Mr. Parfet, attended at least 75% of the meetings of the Board and the Board Committees on which he or she served that were held during the period in which he or she was a director.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Executive Committee of the Board of Directors, which currently consists of Messrs. Forbes, Kendall, Manning, McNeer and Osborn, met once during fiscal 1995. This Committee has the power and authority of the Board of Directors in directing the management of the business and affairs of the Company in the intervals between Board of Directors meetings, except to the extent limited by law.

  The Audit Committee of the Board of Directors met twice during fiscal 1995. Messrs. Forker, Kendall, Keyes and Whitelaw are the current members of the Audit Committee. This Committee, among other things: (a) recommends the engagement of the independent accountants of the Company, approves their fee and the scope and timing of their audit services; (b) reviews with the independent accountants the internal control structure; (c) reviews with the independent accountants their report on the consolidated financial statements of the Company, and their recommendations for improvements in the internal controls of the Company and the implementation of such recommendations; (d) reviews the Company's internal audit program; and (e) reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies include antitrust compliance, conflict of interest and business ethics.

  Members of the Compensation and Development Committee of the Board of Directors, which held three meetings during fiscal 1995, include Messrs. Batten, Forbes, Keyes and Parfet. This Committee reviews and approves all compensation programs for senior management of the Company including salary structure, base salary, and short- and long-term incentive compensation plans including stock options and nonqualified fringe benefit programs. The Committee also reviews and approves annual changes in each elected officer's compensation including base salary and short- and long-term incentive awards and approves all executive employment contracts. The Committee annually recommends to the Board of Directors the election of Company officers. In addition, the Committee annually reviews the performance of the Chief Executive Officer and reviews and approves the Chief Executive Officer's management development and succession plans for the Company.

  The Nominating Committee of the Board of Directors, which consists of Messrs. Bergstrom and Forker, Dr. Waslien Ghazaii, Mr. McNeer and Ms. Essie Whitelaw, met once during fiscal 1995. This Committee studies and makes recommendations concerning the composition of the Board of Directors and its committee structure and reviews the compensation of Board and Committee members. The Committee also recommends persons to be nominated by the Board of Directors for election as directors of the Company at the Annual Meeting of Shareholders. The Committee will consider nominees recommended by Shareholders. Recommendations by Shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's By-laws require that Shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See the discussion under "Future Shareholder Proposals and Nominations" on page 16.

  The Scientific Advisory Committee of the Board of Directors, which met twice during fiscal 1995, annually reviews the Company's research and development programs in respect to the quality and scope of work undertaken. It advises the Company on maintaining product leadership through technological innovation, reports on new technological trends that would significantly affect the Company and suggests possible new emphasis in respect to its research programs. Members of the Scientific Advisory Committee include Dr. Waslien Ghazaii and Mr. Manning.

  The Finance Committee of the Board of Directors, which met twice during fiscal 1995, reviews and monitors the Company's financial planning and structure to ensure conformance with the Company's requirements for growth and fiscally sound operation. The Committee reviews and approves (a) the Company's annual capital budget, long-term financing plans, existing credit facilities and investments, and commercial and investment banking relationships; (b) existing insurance programs, foreign currency management and the stock repurchase program; (c) the Company's dividend policy including payout levels and timing; and (d) the financial management and administrative operation of the Company's qualified and nonqualified benefit plans. Messrs. Batten, Bergstrom, Forbes, Murray and Parfet are the current members of the Finance Committee.

DIRECTOR COMPENSATION AND BENEFITS

  Directors who are not officers of the Company received during fiscal 1995 an annual retainer of $20,000 and fees of $1,000 for each Board and Committee meeting attended in addition to reimbursable expenses for such attendance. Each Committee chairperson receives an additional $1,000 annually for serving in that capacity. A portion of the annual retainer is paid in Common Stock pursuant to the Universal Foods Corporation Director Stock Grant Plan (the "Director Plan") as approved by the Shareholders on January 23, 1992. Under the Director Plan, each nonemployee director automatically receives an award of Common Stock on October 1 of each year. The value of the award was $5,000 for fiscal 1995. The award consists of a number of shares of Common Stock determined by dividing the value of the award by the per share closing price of Common Stock on the New York Stock Exchange on October 1. The shares may not be sold or otherwise transferred for a period of six months after the grant date, except in the event of death or disability. On October 1, 1994, 169 shares of Common Stock were awarded to each nonemployee director (Messrs. Batten, Bergstrom, Forbes, Forker, Kendall, Keyes, McNeer, Murray, Parfet and Dr. Waslien Ghazaii and Ms. Whitelaw). Such shares were transferred from the Company's treasury stock.

  The Company has an unfunded retirement plan for nonemployee directors who have at least three years of service with the Company as a director. The plan provides a benefit equal to the annual retainer fee for directors in effect at the time of the director's departure from the Board. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active director. During the benefit period, the participant must be available to the Chairman of the Board for consultation.

  The Company has a Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, the maximum amount that is eligible to be deferred is the total of all fees paid to the director by reason of his or her membership on the Board or any Committee thereof other than the portion of the annual retainer paid in Common Stock. The fees deferred are credited to individual deferred compensation accounts which bear interest at the rate of 8%. The amounts deferred pursuant to this plan will be paid in either (i) a lump sum on January 31st of the calendar year following the year in which the director ceases to be a director or (ii) five equal consecutive annual installments commencing on January 31st of the first calendar year after the director ceases to serve as a director. In the event of death, the balance in a director's account will be paid in a lump sum to a designated beneficiary or to the director's estate.

                            PRINCIPAL SHAREHOLDERS

MANAGEMENT

  The following table sets forth certain information as of December 1, 1995 regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table set forth below, each director and nominee and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

                                                              AMOUNT AND NATURE
                                                                OF OWNERSHIP
      NAME OF BENEFICIAL OWNER                                     (1)(2)
      ------------------------                                -----------------
      Michael E. Batten......................................         1,486
      John F. Bergstrom......................................         1,327
      James L. Forbes........................................         1,261
      Dr. Olan D. Forker (3).................................         1,639
      Dr. Carol I. Waslien Ghazaii...........................         1,109
      Richard F. Hobbs (4)...................................        54,093
      Leon T. Kendall........................................         2,236
      James H. Keyes (5).....................................         3,205
      Charles S. McNeer......................................         2,572
      Kenneth P. Manning (6).................................       145,938
      John L. Murray (7).....................................       126,494
      Guy A. Osborn (8)......................................       427,938
      James F. Palo..........................................       100,473
      William U. Parfet......................................         1,472
      Essie Whitelaw.........................................           472
      Michael A. Wick........................................        78,483
      All directors and executive officers as a group (26
       persons) (9)..........................................     1,072,400

--------
(1) No Director or named executive officer owns 1% or more of the Company's Common Stock, except Mr. Osborn, whose beneficial ownership represents 1.5% of the Common Stock.
(2) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of December 1, 1995: Mr. Hobbs, 36,384 shares; Mr. Manning, 108,767 shares; Mr. Osborn, 172,584 shares; Mr. Palo, 73,030 shares; and Mr. Wick, 64,277 shares; and all directors and executive officers as a group, 645,819 shares.
(3) Includes 159 shares held by Mr. Forker's spouse.
(4) Includes 1,100 shares held by Mr. Hobbs' daughter.
(5) Includes 675 shares held by Mr. Keyes' spouse.
(6) Includes 750 shares held by Mr. Manning's children.
(7) Includes 31,625 shares held by Mr. Murray's spouse.
(8) Includes 22,230 shares held by Mr. Osborn's spouse.
(9) All directors and executive officers as a group own 3.9% of the Company's Common Stock.

OTHER BENEFICIAL OWNERS

  The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock of the Company. The following information is based on reports on Schedules 13D and 13G and amendments thereto filed by those persons with the Securities and Exchange Commission.

                                                           AMOUNT AND   PERCENT
          NAME AND ADDRESS                                   NATURE       OF
        OF BENEFICIAL OWNERS                              OF OWNERSHIP   CLASS
        --------------------                              ------------- -------
      Marshall & Ilsley Corporation...................... 1,999,462 (1)  7.68%
      770 North Water Street
      Milwaukee, WI 53202

--------
(1) Marshall & Ilsley Corporation reported that, as of February 10, 1995, it had sole voting power as to 147,743 shares of Common Stock and shared voting power as to 27,277 shares, and it had sole dispositive power as to 1,972,267 shares of Common Stock and shared dispositive power as to 27,195 shares. Marshall & Ilsley Corporation is the trustee of the Universal Foods Retirement Employee Stock Ownership Plan and Universal Foods Corporation Savings Plan.

                 COMPENSATION AND DEVELOPMENT COMMITTEE REPORT

 Introduction

  This report describes the Company's executive compensation programs and the basis on which fiscal year 1995 compensation was determined with respect to the executive officers of the Company. The Committee is composed entirely of independent nonemployee directors and met 3 times during fiscal 1995. A more complete description of the Committee functions is set forth under the heading "Committees of the Board of Directors."

 Compensation Policy and Objectives

  The Company has developed an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals (the "Program"). The overall objectives of this policy are to attract and retain the best possible executive talent, to motivate these executives to achieve the Company's business strategy and financial goals, to link executive and shareholder interests through equity-based plans and to provide a Program that recognizes individual contributions.

  Each year the Committee conducts a review of the Company's Program. This review includes a meeting with independent compensation consultants assessing the effectiveness of the Program and comparing it to a group of public corporations that represent the Company's competition for executive talent. The Committee approves the selection of comparator companies used for this analysis. The comparator group used for compensation analysis currently consists of 14 companies, including companies in the S&P Food Index in the Proxy Performance Graph. However, the Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies included in the S&P Food Index. The Committee determines the compensation for the 15 elected officers including the 5 most highly compensated Company executives. In reviewing individual performance, the Committee takes into account the recommendations of Mr. Osborn. Key elements of the Company's Program are base salary, short-term (annual) incentive and long-term incentives.

 Base Salaries

  Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and by reference to the competitive marketplace for executive talent, including a comparison with base salaries for comparable positions at other comparator companies. The base salary levels of the Company's executives are targeted at the 50th percentile of the range of base pay levels of similarly positioned executives in comparator companies. Base pay levels are determined using regression analysis because of the difference in size between the comparator companies and the Company. The Committee annually reviews each executive's base salary. Adjustments are determined by evaluating the financial performance of the Company, the performance of each executive officer against job specifications, any new responsibilities and average percentage pay increases provided by the comparator companies for similar positions. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered.

  As reflected in the Summary Compensation Table on page 11, Mr. Osborn's base salary was increased in fiscal 1995 by $23,000 (4.7%). In determining Mr. Osborn's base salary, the Committee weighed the aforementioned criteria equally.

 Annual Bonuses

  The Management Incentive Plan for Major Corporate Executives (the "Annual Plan") promotes the Company's pay-for-performance policy by providing annual cash payments to executives based upon achieving Company and individual performance goals. The Annual Plan has both a Formula and Discretionary portion subject to a maximum of 45% to 75% of fiscal base salary depending on a participant's position in the Company. The Formula award is based on the level of achievement of a targeted Earnings Per Share level for the fiscal year, with 65% of the maximum Formula award being paid upon achieving the target level. The Discretionary portion is fully awarded based on each executive achieving specific non-financial personal objectives agreed upon with his/her immediate supervisor at the beginning of each fiscal year. Mr. Osborn's non-financial objectives under the Discretionary portion are established by the Committee and typically deal in such areas as acquisitions, divestitures, capital allocation and organizational development.

  Bonus awards are targeted at levels approximating the 50th percentile of comparator companies' practices for each executive position. For performance exceeding the targeted levels, the bonus opportunities are tied to 75th percentile practices among comparator companies. In fiscal 1995, Mr. Osborn's bonus opportunity was 75% of his base salary. As reflected in the Summary Compensation Table, his bonus award under the Annual Plan was $372,760 or approximately 72% of his base salary. The Company's Earnings Per Share level for fiscal 1995 exceeded the targeted level.

 Stock Awards--Long-Term Incentives

  Under the Company's 1990 Employee Stock Plan and 1994 Employee Stock Plan, which were approved by Shareholders, restricted stock or stock options may be granted to the Company's executive officers and other key employees. The Committee makes annual decisions regarding appropriate stock-based grants for each executive based on the following equally weighted factors. The Committee considers the Company's financial performance, executives' levels of responsibilities and predicted values at the 50-75th percentile of long-term incentive compensation practices for similar positions at the comparator companies. If restricted stock is awarded, it is valued at the market price of the Common Stock on the date of grant and vests in five years. All outstanding options vest 1/3 each year from the date of grant. This compensation approach is designed to provide incentive to create shareholder value over the long term since the full benefit of the compensation cannot be realized unless stock price appreciation occurs over a number of years. In fiscal 1995, Mr. Osborn received 2,500 restricted stock shares and options to purchase 45,000 shares at their fair market value on the date of grant.

 Code Section 162(m)

  Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000, subject to several exceptions. The Committee intends to grant awards under the 1994 Employee Stock Plan that are designed, in most cases, to qualify for the performance-based compensation exception.

 Compensation and Development Committee

    Michael E. Batten
    James L. Forbes
    James H. Keyes, Chairperson
    William U. Parfet

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth information on the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers ("named executive officers") of the Company as of September 30, 1995.
                           SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                         --------------------------------- -----------------------------
                                               RESTRICTED     SECURITIES     ALL OTHER
 NAME AND PRINCIPAL      BASE SALARY  BONUS   STOCK AWARDS    UNDERLYING    COMPENSATION
 POSITION           YEAR     ($)      ($)(2)     ($)(3)    OPTIONS/SARS (#)    ($)(4)
 ------------------ ---- ----------- -------- ------------ ---------------- ------------
Guy A. Osborn       1995  $515,000   $372,760   $ 82,500        45,000        $133,957
 Chairman and CEO   1994   492,000    267,525    185,250        42,000         128,652
                    1993   467,000    350,250    219,375        44,000         123,780
Kenneth P. Manning  1995   351,000    254,054     66,000        35,000          59,343
 President and COO  1994   316,000    171,825     92,625        29,000          52,767
                    1993   291,000    218,250    108,000        27,900          48,130
Michael A. Wick     1995   188,000     94,000     66,000        16,000          28,246
 President--Warner  1994   174,000     87,000     49,400        13,000          26,126
 Jenkinson Company  1993   159,000     79,500     54,000        12,000          23,316
James F. Palo       1995   184,000     92,000     66,000        14,000          40,067
 President--        1994   177,000     88,500     43,225        12,000          38,957
 Rogers Foods, Inc. 1993   167,000     83,500     54,000        12,000          36,638
Richard F. Hobbs    1995   175,000     97,825     16,500        17,000          27,302
 Vice President--   1994   154,750     55,250     37,050        12,000          22,677
 Administration (1) 1993   139,000     62,550     30,375         7,700          20,554

--------
(1) Mr. Hobbs was elected Vice President--Administration effective July 7, 1994. Prior thereto he served as Vice President and Controller.
(2) Consists of awards under the Company's management incentive plans.
(3) The amounts in the table reflect the market value on the date of award of restricted shares of Common Stock. Total number and value of restricted shares held as of September 30, 1995, for each named individual are: Guy Osborn, 18,700 shares--$652,163; Kenneth Manning, 10,300 shares--$359,213;
    Michael A. Wick, 6,200--$216,225; James Palo, 6,000 shares--$209,250; and
    Richard Hobbs, 3,200 shares--$111,600. Dividends are paid on restricted shares when paid on Common Stock.
(4) Consists of contributions in fiscal 1995 under Company benefit plans for the five named individuals as follows:

                                                       ESOP   SAVINGS TRANSITION
                                                      ------- ------- ----------
      Guy A. Osborn.................................. $53,264 $31,301  $49,390
      Kenneth P. Manning.............................  36,302  20,913    2,127
      Michael A. Wick................................  16,920  11,000      326
      James F. Palo..................................  16,560  10,900   12,607
      Richard F. Hobbs...............................  16,370   9,210    1,722

STOCK OPTIONS

  The following table sets forth information concerning the grant of stock options under the Company's 1994 Employee Stock Plan during fiscal 1995 to the named executive officers.

                     OPTION/SAR GRANTS IN 1995 FISCAL YEAR

                                       PERCENTAGE                             POTENTIAL REALIZABLE
                          NUMBER OF     OF TOTAL                                VALUE AT ASSUMED
                          SECURITIES  OPTIONS/SARS                         ANNUAL RATES OF STOCK PRICE
                          UNDERLYING   GRANTED TO                                 APPRECIATION
                         OPTIONS/SARS EMPLOYEES IN EXERCISE OR             FOR TEN YEAR OPTION TERM(3)
                           GRANTED    1995 FISCAL   BASE PRICE  EXPIRATION ---------------------------
NAME                        (#)(1)        YEAR     ($/SHARE)(2)    DATE         5%           10%
----                     ------------ ------------ ------------ ---------- ------------ --------------
Guy A. Osborn...........    45,000        12.1%       33.000     9/18/05   $    933,930 $    2,366,730
Kenneth P. Manning......    35,000         9.4%       33.000     9/18/05        726,390      1,840,790
Michael A. Wick.........    16,000         4.3%       33.000     9/18/05        332,064        841,504
James F. Palo...........    14,000         3.8%       33.000     9/18/05        290,566        736,316
Richard F. Hobbs........    17,000         4.6%       33.000     9/18/05        352,810        894,090
All Shareholders(4).....       --          --            --          --     541,668,525  1,372,675,841

--------
(1) The options reflected in the table are nonqualified stock options and incentive stock options under the Internal Revenue Code and were granted on September 18, 1995. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-third on each of the three anniversaries of the grant date. The options are subject to early vesting in the event of the optionee's death, disability or retirement. Upon a "change in control" of the Company (as defined in the 1990 and 1994 Employee Stock Plans), all options then outstanding will become immediately exercisable in full.
(2) The exercise price of options may be paid in cash, by delivering previously issued shares of Common Stock or any combination thereof.
(3) The option values presented were calculated based on a share price of $33.00 as of grant at assumed 5% and 10% annualized rates for the term of the grant. The actual value, if any, that an optionee may realize upon exercise will depend on the excess of the market price of the Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an optionee upon the exercise of an option will be at or near the value estimated under the model described above.
(4) The potential realizable value for "All Shareholders" and for the options actually granted are determined on the assumption that the price of the Company's Common Stock appreciated over the term of the options from the $33.00 per share market price as of the date of grant at an annualized rate
    (1) of 5% (which would result in a value on September 18, 2005 of $53.754 per share); and (2) 10% (which would result in a value on September 18, 2005, of $85.594 per share). The "All Shareholders" information is calculated based on 26,099,476 shares of the Company' Common Stock outstanding as of September 30, 1995. Thus, for comparative purposes, the total value of such Common Stock as of the date on which the options were granted would be $861,282,708.

  The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the 1995 fiscal year and the fiscal year-end value of unexercised stock options held by such officers.

              AGGREGATED OPTION EXERCISES IN 1995 FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES
                                                         UNDERLYING
                                                  UNEXERCISED OPTIONS/SARS  VALUE OF UNEXERCISED IN-THE-
                           SHARES                   AT END OF FISCAL 1995     MONEY OPTIONS/SARS AT END
                         ACQUIRED ON                       (#)(1)               OF FISCAL 1994 ($)(2)
                          EXERCISE      VALUE     ------------------------- --------------------------------
NAME                         (#)     REALIZED ($) EXERCISABLE UNEXERCISABLE  EXERCISABLE      UNEXERCISABLE
----                     ----------- ------------ ----------- ------------- --------------   ---------------
Guy A. Osborn...........       0         $ 0        172,584      87,666      $      652,064    $      212,874
Kenneth P. Manning......       0           0        108,767      63,633             481,656           153,420
Michael A. Wick.........       0           0         64,277      28,666             429,692            69,164
James F. Palo...........       0           0         73,030      26,000             616,598            62,750
Richard F. Hobbs........       0           0         37,296      27,566             209,853            66,762

--------
(1) SARs are rights, granted in tandem with an option, to receive cash payments equal to any appreciation in value of the shares subject to option from the date of the option grant to the date of exercise, in lieu of exercise of the option.
(2) The dollar values were calculated by determining the difference between the fair market value of the underlying shares of Common Stock and the various applicable exercise prices of the named executive officers' outstanding options at the end of fiscal 1995. The last reported sale price of the Company's Common Stock on the New York Stock Exchange on September 30, 1995 was $34.875 per share.

EMPLOYMENT AGREEMENTS

  The Company has employment contracts with Messrs. Osborn and Manning. The initial term of each of these agreements is for three years which is automatically extended for an additional one-year period except that in no event will the term of employment extend beyond the calendar month in which the employee's 65th birthday occurs or the employee becomes disabled or dies. In the event of a "change of control" as defined in these agreements, the executives will be automatically employed for a period of three years. During this employment period, these agreements provide for the payment of base salary subject to annual adjustment, bonus plus customary fringe benefits. The agreements can be terminated upon 30 days' notice by the Board of Directors with or without cause. If terminated without cause, certain termination benefits are payable to the executive in an amount equal to the executive's base salary then in effect plus the bonus for the most recently completed fiscal year, and the executive continues to receive fringe benefits for not more than one year. If an executive's employment is terminated after a "change of control," the Company will pay the executive a lump sum equal to three times the sum of the executive's annual base salary then in effect and the amount of the largest bonus paid to the executive during the three years preceding termination and continue coverage under existing benefit plans for two years. Further, if the executive's employment terminates before he or she becomes 100% vested in his or her entire account balance under the Universal Foods Corporation Savings Plan or ESOP, the executive will be fully vested under both plans.

  The Company also currently has Executive Employment and Severance Agreements with 9 other executive officers who are part of the executive officer group. Each of these agreements provides that in the event of a "change of control," as defined in the respective agreement, the Company will continue to employ the executive for a period of three years following the date of such change of control; however, in no event shall the term of the employment extend beyond the end of the calendar month in which the executive's 65th birthday occurs. During this employment period, the executive shall receive as compensation the base salary then in effect, subject to yearly adjustment, bonus awards in accordance with past practice, and all other customary fringe benefits in effect as of the date of the change of control. The Company and the executive each retain the right to terminate employment at any time prior to a change of control. After a change of control, the agreement may be terminated by the Board upon 30 days' prior written notice in which event, unless terminated for cause, the Company shall pay the executive a lump sum equal to three times the sum of the executive's annual base salary then in effect and the amount of the largest bonus paid to the executive during the three years preceding termination and continue coverage under existing benefit plans for two years. Further, if the executive's employment terminates before he or she becomes
100% vested in his or her entire account balance under the Universal Foods Corporation Savings Plan or ESOP, the executive will be fully vested under both plans. During fiscal 1996, the Company intends to enter into new severance and change of control agreements with the 9 executive officers as well as 4 other executive officers. The new agreements will have substantially the same terms and conditions as the current Executive Employment and Severance Agreements, except that under the new agreements, the Company will pay any excise taxes assessed against any payments made to the executive.

  The Company provides a nonqualified supplemental executive retirement benefit for selected officers and key employees. Generally, participants contribute to the plan, in each year until death or retirement, an amount equal to the term insurance premium applicable to a life insurance benefit of two or three times the participant's base salary in effect on the date of acceptance into the plan, unless all amounts were previously paid under a predecessor plan. A pre-retirement survivor income benefit equal to 20%, 25% or 30% of base salary payable for 15 or 20 years is available to designated beneficiaries if the participant dies prior to retirement. At the time of retirement, the participant may continue the survivor income benefit or elect to receive a supplemental retirement income benefit equal to 20%, 25% or 30% of base salary for 15 or 20 years or an actuarially equivalent survivor benefit. The benefit obligations under this plan are funded through Company-owned life insurance policies. The executive officers named in the compensation table on page 11 participate in this plan. The program is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Company will recover all its payments plus an interest factor for the use of Company money. The Company has a supplemental retirement arrangement with Mr. Osborn. Under this arrangement, he will receive an annual payment commencing at retirement of $14,500 for 15 years.

  The Company has established two so-called "Rabbi Trusts" by entering into trust agreements with Marshall & Ilsley Trust Company (the "Trustee") to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present and future executives including the current executive officers named in the executive compensation table on page 11 ("Rabbi Trusts I and II"). Pursuant to Rabbi Trusts I and II, which are irrevocable, the Company has deposited, and is obligated to maintain on deposit, with the Trustee, either amounts of cash, marketable securities and/or insurance policies sufficient to fund such payments. Rabbi Trusts I and II will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the executives pursuant to all of such plans and agreements, and any remaining assets will be paid to the Company.

  The Company has also entered into another trust agreement ("Rabbi Trust III") with the Trustee to assure that payments to nonemployee directors will not be improperly withheld. Rabbi Trust III was established on substantially the same terms as Rabbi Trusts I and II, except that Rabbi Trust III is revocable under certain circumstances and is currently funded with a nominal amount but is required to be fully funded by the Company in the event of a potential change in control or a change in control (as defined in Rabbi Trust
III) or at such other time as the Board of Directors may determine.

                           COMPANY STOCK PERFORMANCE

  The following graph compares on a cumulative basis the yearly percentage change since September 30, 1990 in (a) the total shareholder return on the Common Stock with (b) the total return on the Standard & Poor's 500 Composite Index (the "S&P 500 Index") and (c) the total return on the Standard & Poor's Food Index (the "S&P Food Index"). Such yearly percentage change has been measured by dividing (a) the sum of (i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
     AMONG S&P 500 INDEX, S&P FOODS INDEX AND UNIVERSAL FOODS CORPORATION


                              1990    1991     1992     1993     1994     1995
                              ----    ----     ----     ----     ----     ----
Universal Foods Corporation   100    130.84   110.14   122.07   109.74   133.20
S&P Food Index                100    140.34   159.29   143.93   159.49   197.96
S&P 500 Index                 100    131.17   145.66   164.60   170.87   221.26

  The graph assumes $100 was invested on September 30, 1990 in the S&P 500 Index, S&P Foods Index and Universal Foods Corporation Common Stock, and that dividends are reinvested at the end of the month in which they are paid.

                      APPOINTMENT OF INDEPENDENT AUDITOR

  Upon the recommendation of the Audit Committee of the Board of Directors, the Board, subject to shareholder ratification, has selected Deloitte & Touche LLP, certified public accountants, to audit the financial statements of the Company for the year ending September 30, 1996. Deloitte & Touche LLP has been the independent auditor of the Company for many years and has advised the Company that neither the firm nor any of its partners have any direct or indirect material financial interest in the Company. The Board recommends a shareholder vote FOR ratification of such selection. The affirmative vote of more shares than those voted against such ratification at the Meeting is required for ratification. Under Wisconsin law, any shares of Common Stock which are not voted on this matter at the Meeting, whether by abstention, broker nonvote or otherwise, will have no effect on the ratification of auditors. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

                                 OTHER MATTERS

  Company management knows of no business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to the Company's By-Laws, written notice of any Shareholder proposals to be presented at the Meeting must have been received by the Secretary no later than December 6, 1995. As no notice of any Shareholder proposals was received, no business may be brought before the Meeting by any Shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. SEC regulations require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 1995 all its officers and directors complied with Section 16(a) filing requirements, except that one Form 4, covering one transaction, was filed late by Dr. Forker.

                  FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

  The Company welcomes comments or suggestions from its Shareholders. In the event a Shareholder desires to have a proposal formally considered at the 1997 Annual Shareholders' Meeting and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before August 17, 1996.

  In addition, the Company's By-laws establish procedures for Shareholder nominations for elections of directors of the Company and bringing business before any annual meeting of Shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a Shareholder must give written notice to the Secretary of the Company not more than 90 nor less than 50 days prior to the fourth Thursday in the month of January next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the Shareholder making the proposal. Any Shareholder interested in making a nomination or proposal should request a copy of the applicable By-law provisions from the Secretary of the Company.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY CARD ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY CARD ON YOUR BEHALF.

  UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors

                                          Terrence M. O'Reilly
                                          Secretary

December 15, 1995

[LOGO]
                          UNIVERSAL FOODS CORPORATION
                           433 East Michigan Street
                          Milwaukee, Wisconsin 53202

                           Notice Of Annual Meeting
                          To Be Held January 25, 1996

December 1995

Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 25, 1996, at 2:00 p.m. at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Directions to the meeting and a map are provided on the reverse side of this letter.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted includes the election of directors and the ratification of the appointment of auditors.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the proxy card below, sign and date the card, detach it from this letter and return it promptly to the independent tabulator in the envelope provided. Be assured that your votes are completely confidential.

We look forward to seeing you at the meeting. On behalf of the management and directors of Universal Foods Corporation, we want to thank you for your continued support and confidence.

Sincerely,

[SIGNATURE OF GUY A. OSBORN]                   [SIGNATURE OF KENNETH P. MANNING]

Guy A. Osborn                                  Kenneth P. Manning
Chairman and Chief Executive Officer           President and Chief Operating
                                               Officer



                          UNIVERSAL FOODS CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 25, 1996

     The undersigned constitutes and appoints GUY A. OSBORN and TERRENCE M. O'REILLY, and each of them, with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Universal Foods Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 25, 1996, 2:00 p.m. Central Time, and at any adjournment thereof:

1. Election of Directors   [_] FOR all Nominees listed   [_] WITHHOLD authority
                               below (except as marked       to vote for all
                               to the contrary below).       nominees listed
                                                             below.

                 James L. Forbes, Dr. Carol I. Waslien Ghazail, James H. Keyes

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


    ----------------------------------------------------------------------
2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the corporation.

                     [_] For    [_] Against     [_] Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote FOR Items 1 and 2.

                               UNIVERSAL FOODS
                                  CORPORATION

                                ANNUAL MEETING
                               OF SHAREHOLDERS

                               JANUARY, 25, 1996
                                 AT 2:00 P.M.

                       [UNIVERSAL FOODS CORPORATION MAP]

                            Convenient Free Parking


               + PLEASE FOLD HERE BEFORE DETACHING PROXY CARD +





THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

                                        The undersigned acknowledges receipt of
                                        the Notice of said Annual Meeting and
                                        the accompanying Proxy Statement and
                                        Annual Report.


                                        Dated: _______________________, 19____



                                        Signed _______________________________



                                               _______________________________
                                                      (Please print name)


                                        NOTE: Please sign exactly as name
                                        appears on your stock certificate. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF UNIVERSAL FOODS CORPORATION